October 1, 2013

ADVANTAGE FUNDS, INC.
Dreyfus Global Absolute Return Fund
Global Alpha Fund

Supplement to Statement of Additional Information
dated January 1, 2013, as revised or amended March 1, 2013, April 1, 2013,
May 1, 2013, May 14, 2013, July 1, 2013, July 15, 2013 and October 1, 2013

Effective on or about November 21, 2013 (the "Effective Date"), Global Alpha Fund will change its name to "Dynamic Total Return Fund," and references to Global Alpha Fund throughout this Statement of Additional Information ("SAI") will be replaced with Dynamic Total Return Fund.

As of the Effective Date, the following information supersedes and replaces the first paragraph in footnote 10 in the section of the SAI entitled "Investments, Investment Techniques and Risks":

Except for Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. Except for Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund, Dreyfus U.S. Treasury Long Term Fund and the Index Funds, generally (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. Dreyfus Global Absolute Return Fund's, Dreyfus Global Real Return Fund's, Dreyfus Growth and Income Fund's and Dynamic Total Return Fund's investments in money market instruments are not limited to (1) and (2). For Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund, repurchase agreements only. Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund each may invest in certain money market instruments as part of its investment strategy. Dreyfus Balanced Opportunity Fund currently intends to limit the entry into repurchase agreements (other than for temporary defensive purposes) to no more than 5% of the fund's net assets. The Index Funds may invest cash reserves in money market instruments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

As of the Effective Date, the following information is added to footnote 11 in the section of the SAI entitled "Investments, Investment Techniques and Risks":

For Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund, emerging market countries generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index.

As of the Effective Date, the following information supersedes and replaces any contrary information in the section of the SAI entitled "Investments, Investment Techniques and Risks":

* The fund will seek to achieve investment exposure to commodity markets primarily through commodity-related ETFs and swap agreements related to those ETFs.